SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 24, 2003
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                        (Date of earliest event reported)

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                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                     25-2413363
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(State of other jurisdiction    (Commission File Number)       (IRS Employer
  of incorporation)                                           Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania           19422-0764
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(Address of principal executive offices)                        (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)


                         Exhibit Index appears on page 4

Item 5.           Other Events



     On February 24, 2003 Progress Financial Corporation announced that Frank A. Farnesi, CPA was named Director of Progress Financial Corporation. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PROGRESS FINANCIAL CORPORATION





Dated:   February 28, 2003          By:      /s/ Michael B. High
                                             -----------------------------------
                                             Michael B. High
                                             Chief Operating Officer and
                                             Chief Financial Officer

                                  EXHIBIT INDEX




  Exhibit Number                      Description


       99(a) Press Release distributed February 24, 2003 naming Frank A. Farnesi, CPA as Director of Progress Financial Corporation.

                                  Exhibit 99(a)


              Press Release Naming Frank A. Farnesi, CPA, Director

                        of Progress Financial Corporation

FOR IMMEDIATE RELEASE          Contacts:
February 24, 2003              Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com
                               Dorothy Jaworski, Director of Investor Relations
                               484-322-4822
                               djaworski@progressbank.com

     Frank A. Farnesi, CPA Named Director of Progress Financial Corporation

     Blue Bell,  Pa.--Progress  Financial  Corporation  (the "Company" - Nasdaq:
PFNC), announced that Frank A. Farnesi has joined the Board of Directors.

     Farnesi is managing director of Augustine Associates LLC, a private holding company.

     "We are very fortunate to have recruited  Frank Farnesi to our board," said
W. Kirk Wycoff, President and CEO of Progress Financial Corporation. "Frank brings to us tremendous knowledge of the critical issues facing businesses today, particularly in the sectors where our activities are focused. As an advisor to start-ups, he is sensitive to the issues facing young companies. Given his extensive professional experience, Frank will be a director who helps us maintain the confidence of shareholders and customers."

     Farnesi is a retired partner of the international accounting firm KPMG LLP, where he was Partner in Charge of the Pennsylvania Tax Practice. He worked with a wide variety of clients in the banking, real estate and technology fields, and also spent time as National Partner in Charge, Tax Compliance.

     While with KPMG, Farnesi was active with numerous professional, trade and civic organizations, having leadership roles in many. He currently serves on the advisory boards for several start-up companies in the Philadelphia region.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pa. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, group employee benefits and investments through Progress Financial Resources Inc., headquartered in Philadelphia. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management Inc., located in Willow Grove, Pa.

     The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC."


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